SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                              FORM 8-K


                         CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 25, 1996

SYQUEST TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674                                 94-2793941
(Commission File Number)      (IRS Employer Identification No.)


47071 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (510) 226-4000


Not Applicable
(Former name or former address, if changed since last report.)


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            INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events


Discontinuation of SyQuest's Plans to Acquire a Controlling
Interest in Nomai

          On November 25, 1996, SyQuest Technology, Inc. ("Registrant") announced the discontinuation of negotiations to acquire Nomai, S.A. ("Nomai") (as described in Registrant's Form 8-K dated November 11, 1996). Registrant also announced that it planned to pursue legal action to enforce various claims against Nomai. The discontinuation of the negotiations is also described in the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

     c)   Exhibits

          99.1 Registrant's Press Release dated November 25, 1996

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYQUEST TECHNOLOGY, INC.
                                   (Registrant)


Date: November 25, 1996            By   /s/ Edwin L. Harper
                                        Edwin L. Harper
                                        President and Chief
                                        Executive Officer

                                             Exhibit 99.1
Contact:

Ed Harper                          Richard Cline
SyQuest Technology                 Miller/Shandwick Technologies
(510) 226-4202                     (415) 962-9550

FOR IMMEDIATE RELEASE:


FREMONT, CALIFORNIA, November 12, 1996 - SyQuest Technology (NASDAQ;SYQT), a leading supplier of removable cartridge hard drives, said today that its previously announced plans to acquire Nomai, S.A., a major French manufacturer of removable hard drives and cartridges, are no longer being pursued.

     SyQuest said that Nomai had attempted to substantially alter the terms of the acquisition reached in the letter of intent announced on November 18. As a result, Nomai reneged on terms agreed upon in the prior week, the company said.

     SyQuest had previously obtained a court judgment against Nomai for infringement of intellectual property rights. The Company said it will take aggressive legal action to protect such property rights and to otherwise enforce its claims against Nomai.

     SyQuest Technology, founded in 1982, has an installed base of more than three million removable cartridge hard drives and 15 million cartridges worldwide. Headquartered in Fremont, California, the company maintains manufacturing plants in Fremont and in Penang, Malaysia, with additional facilities in California, Colorado, Europe and Asia. SyQuest offers removable cartridge hard drives for Apple, Windows, MS-DOS, PC-DOS, UNIX, SGI and SunOS platforms. SyQuest can be referenced on the World Wide Web at http://www.syquest.com.

     This news release contains forward-looking statements that involve risks and uncertainties, including competition in the marketplace for the company's products; other risks detailed from time to time in the SEC reports filed by SyQuest, including the report on Form 10-Q filed for the quarter that ended June 30, 1996; Form S-3 filed August 29, 1996, as supplemented; and subsequently filed Forms 8-K.